FOURTH AMENDMENT TO AMENDED AND RESTATED
                         CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of March 24, 2000, is made by and between ROYAL GRIP, INC., a Nevada corporation, and ROYAL GRIP HEADWEAR COMPANY, a Nevada corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation, formerly known as Norwest Business Credit, Inc. (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into that certain Amended and Restated Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to an Amended and Restated Credit and Security Agreement and Waiver of Defaults dated March 16, 1999, as amended by that certain Second Amendment to Amended and Restated Credit and Security Agreement and Waiver of Defaults dated April 14, 1999 as amended by that certain Third
Amendment to Credit and Security Agreement dated November 10, 1999 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The  definition  of "Debt  Service  Coverage  Ratio"  contained in
          Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

               "Debt Service  Coverage  Ratio" means the ratio of (i) the sum of
               (A) Funds from Operations plus (estimated taxes less cash tax payments) plus (B) Interest Expense minus (C) unfinanced portion of Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt (actually paid during the period) plus (B) Interest Expense.

          (b) Section 6.12 of the Credit Agreement is hereby deleted and replaced as follows:

               DEBT SERVICE COVERAGE RATIO. The Borrower covenants that Royal Grip and Royal Headwear and the Covenant Entities shall, as of

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               the last day of each fiscal  quarter,  on and after  February 29,
               2000, maintain a consolidated average minimum debt service coverage ratio (based upon the period set forth below) as follows:


                Quarter Ending             Debt Service Coverage Ratio
                --------------             ---------------------------
                February 29, 2000          .15 to 1 based upon the immediately
                                           preceding nine month period

                May 31, 2000               .50 to 1 based upon the immediately
                                           preceding twelve month period

                August 31, 2000            .75 to 1 based upon the immediately
                                           preceding three month period

                November 30, 2000          .50 to 1 based upon the immediately
                                           preceding six month period

                February 28, 2001          .50 to 1 based upon the immediately
                                           preceding nine month period

                May 31, 2001               1.0 to 1 based upon the immediately
                                           preceding twelve month period

                August 31, 2001 and each   1.0 to 1 based upon the immediately
                August 31 thereafter       preceding three month period

                November 30, 2001 and      .75 to 1 based upon the immediately
                each November 30           preceding six month period
                thereafter

                February 28, 2002 and      .75 to 1 based upon the immediately
                each February 28           preceding nine month period
                thereafter

                May 31, 2002 and each      1.05 to 1 based upon the immediately
                May 31 thereafter          preceding twelve month period


          (c) Section 7.10 of the Credit Agreement is hereby deleted and replaced as follows:

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
               Capital Expenditures. During each fiscal year, Royal Grip, Royal Headwear and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than $2,000,000.00. In addition, Royal Grip, Royal Headwear and the Covenant Entities will not incur or contract to incur Capital Expenditures paid with working capital in the aggregate of more than $1,900,000.00 during Borrower's 2000 fiscal year or $1,250,000.00 during any fiscal year thereafter.

     3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (b) A Certificate  of the  Secretary of the Borrower  certifying as to
          (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (c) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 5(a) and 5(b) hereof and as to such other matters as the Lender shall require.

          (d) Such other matters as the Lender may require.

     5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

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
          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     7. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     8. Release. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     9. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

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
     10. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                        WELLS FARGO BUSINESS CREDIT, INC.



                                        By /s/ Clifton Moschnik
                                           -------------------------------------
                                        Its Assistant Vice President
                                           -------------------------------------


                                        ROYAL GRIP, INC., a Nevada corporation


                                        By /s/  Thomas Schneider
                                           -------------------------------------
                                        Its President
                                           -------------------------------------


                                        ROYAL GRIP HEADWEAR COMPANY,
                                        a Nevada corporation



                                        By /s/  Thomas Schneider
                                           -------------------------------------
                                        Its President
                                           -------------------------------------

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The undersigned, a guarantor of the indebtedness of Royal Grip, Inc., and Royal Grip Headwear, each Nevada corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 8 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC.,
                                        a Delaware corporation


                                        By /s/  Thomas Schneider
                                           -------------------------------------
                                        Its President
                                           -------------------------------------

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